SUMMARY PROSPECTUS April 30, 2010	Calvert Signature TM Variable Strategies Calvert VP Portfolios	Calvert Investments A UNIFI Company

CALVERT VP SRI EQUITY PORTFOLIO (formerly named Calvert Variable Series, Inc. Social Equity Portfolio)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated April 30, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

 INVESTMENT OBJECTIVE

The Portfolio seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Portfolio's investment criteria, including financial, sustainability and social responsibility factors.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.

The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a "Policy") through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.70%
Other expenses	0.56%
Total annual fund operating expenses	1.26%
Less fee waiver and/or expense reimbursement [1]	(0.18%)
Net expenses	1.08%

1   The investment advisor, Calvert Asset Management Company, Inc. ("Calvert"), has agreed to contractually limit direct net annual fund operating expenses to 1.08% through April 30, 2011. Only the Board of Directors of Calvert Variable Series, Inc. may terminate the Portfolio's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  you invest $10,000 in the Portfolio for the time periods indicated;
  your investment has a 5% return each year;
  the Portfolio's operating expenses remain the same; and
  any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$382	$674	$1,507

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 42% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock). The Portfolio will provide shareholders with at least 60 days' notice before changing this 80% policy. The Portfolio invests primarily in common stocks of U.S. large-cap companies. The Portfolio defines large-cap companies as those whose market capitalization falls within the range of the Standard & Poor's ("S&P") 500 Index ($1.1 billion to $323.7 billion as of December 31, 2009). The Portfolio normally seeks to have a weighted average market capitalization of at least $20 billion.

The Portfolio may also invest in mid-cap stocks and may invest up to 25% of its net assets in foreign stocks.

The Subadvisor looks for established companies with a history of steady earnings growth. The Subadvisor selects companies based on its opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations.

Sustainable and Socially Responsible Investing. The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples' rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Portfolio has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Portfolio seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Portfolio's sustainable and socially responsible investment criteria. Investments must be consistent with the Portfolio's current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Portfolio and its shareholders.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual stocks in the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Portfolio to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Portfolio's annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time with that of an index and an average.

The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.

The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '09	18.41%
Worst Quarter (of periods shown)	Q4 '08	-24.41%

Average Annual Total Returns (as of 12-31-09)	1 year	5 years	Since Inception (4/30/02)
Calvert VP SRI Equity Portfolio	34.26%	1.76%	2.77%
S&P 500 Index	26.46%	0.42%	2.46%
Lipper VA Large-Cap Core Funds Average	26.65%	-0.70%	1.11%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. Atlanta Capital Management Company, LLC ("Atlanta Capital")
Portfolio Manager Name	Title	Length of Time Managing Portfolio
Richard B. England, CFA	Managing Director - Growth Equities and Principal, Atlanta Capital	Since July 2006
William R. Hackney III, CFA	Managing Partner, Atlanta Capital	Since April 2002
Paul J. Marshall, CFA	Vice President and Principal, Atlanta Capital	Since March 2009

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio currently are sold only to participating insurance companies (the "Insurance Companies") for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.

Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio's net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.

A Policy owner's interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering the purchase of a Policy, you should carefully review the prospectus for that Policy.

TAX INFORMATION

As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information concerning the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Investment Company Act file:
No. 811-03591 Calvert Variable Series, Inc.